Exhibit 10.24

GUARANTEE AND POSTPONEMENT OF CLAIM

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is acknowledged, the undersigned Michael Fitzgerald, an individual resident in the City of Pismo, State of California, (the "Guarantor"), hereby covenants and agrees and hereby absolutely and unconditionally guarantees payment forthwith on demand as hereinafter provided, of FIVE PERCENT (5%) of the outstanding amount owing by Pure Play Media Inc. (the "Debtor") to Doral EZ Investments Inc. (the "Secured Party") pursuant to the Loan Agreement’s dated September 19, 2002, and March 14, 2003 (the "Loan Agreement") plus interest as hereinafter provided, together with all costs, expenses and solicitor's fees in connection with any default by the Debtor or the Guarantor in making payment to the Secured Party.

THE GUARANTOR COVENANTS AND AGREES THAT:

1.   Guarantee

This shall be a contract of continuing guarantee intended to cover all present debts or liabilities (if any) of the Debtor to the Secured Party and all debts or liabilities incurred after the date hereof of the Debtor to the Secured Party and shall apply to and secure any ultimate balance due or remaining due to the Secured Party pursuant to the Loan Agreement subject to the maximum set out above and shall be binding as an obligation on the Guarantor, it being agreed that a fresh cause of action shall be deemed to arise in respect of each default on the part of the Debtor.

2.   Recourse

The Secured Party shall not be bound to exhaust its recourse against the Debtor, the Guarantor, other parties or any securities or guarantees which it may hold before making a demand upon the Guarantor for payment, and the liability of the Guarantor arises when notice in writing is given to the Guarantor as hereinafter provided, requiring payment. The Guarantor renounces all benefits of discussion and division.

3.   Extension of Time, Etc.

The Secured Party may grant extensions of time or other indulgences to the Debtor, the Guarantor, or to any other parties liable to the Secured Party on or in respect of any indebtedness hereby guaranteed and may take and give up securities, accept compositions, settlements and compromises, grant releases and discharges, extensions of credit or variations of lending terms and otherwise deal with the Debtor, the Guarantor or any other party as the Secured Party may deem expedient, and may give up or modify or abstain from filing, perfecting, recording or registering or taking advantage of any securities or instruments held by the Secured Party as collateral and may realize the said securities in any manner that the Secured Party considers expedient, all without obtaining the consent of the Guarantor and without giving notice to the Guarantor, and may in its absolute discretion appropriate and apply all monies received from the Debtor, the Guarantor or other parties, or from the said securities, upon such part of the Debtor's debts or liabilities as the Secured Party may consider best, and from time to time may revoke or alter any such appropriation, all of the foregoing without prejudice to or in any way limiting or lessening the liability of the Guarantor under this guarantee.

4.   Loss of Security

Any loss of or in respect of securities received by the Secured Party from the Debtor, the Guarantor or any other person, whether occasioned through default or negligence of the Secured Party or otherwise, shall not discharge pro tanto or lessen the liability of the Guarantor under this guarantee and postponement of claim.

5.   Postponement

Any debts now or hereafter owed by the Debtor to the Guarantor or any claims now or hereafter made against the Debtor are and shall be held by the Guarantor for the further security of the Secured Party, and, as between each of the Guarantor and the Secured Party, are hereby postponed to the indebtedness now or hereafter owed by the Debtor to the Secured Party, and any such debts and claims of the Guarantor shall be held in trust for the Secured Party and shall be collected, enforced or proved subject to and for the purposes of this guarantee and postponement of claim and any monies received by the Guarantor in respect thereof shall upon demand be paid over to the Secured Party on account of the said debts and claims; and no such debt or claim of the Guarantor against the Debtor shall be released or withdrawn by the Guarantor unless the Secured Party's written consent to such release or withdrawal is first obtained and the Guarantor shall permit the prescription of any such debt or claim by any statute of limitations nor assign any such debt or claim to any person other than the Secured Party nor ask for or obtain any security or negotiable paper for or other evidence of any such debt or claim except for the purpose of delivering the same to the Secured Party. The Secured Party may at any time give notice to the Debtor requiring the Debtor to pay to the Secured Party any or all of the debts or claims of the Guarantor against the Debtor and in that event such debts and claims are hereby assigned and transferred to the Secured Party. In the event of liquidation, winding up or bankruptcy of the Debtor (whether voluntary or compulsory) or in the event that the Debtor shall make a bulk sale of any of the Debtor's assets within the provisions of any bulk sales act or similar legislation or any composition with creditors or scheme of arrangement, any and all dividends or other monies which may be due or payable to the Guarantor in respect of the debts or claims of the Guarantor against the Debtor are hereby assigned and transferred to and shall be due and be paid to the Secured Party, and for such payment to the Secured Party this shall be sufficient warrant and authority to any person making the same. The Guarantor shall at any time and from time to time at the request of and as required by the Secured Party, make, execute and deliver all statements of claim, proofs of claim, assignments and other documents and do all matters and things which may be necessary or advisable for the protection of the rights of the Secured Party under and by virtue of this instrument.

6.   Default

Upon default in payment of any sum owing by the Debtor to the Secured Party at any time, the Secured Party may treat the whole of the indebtedness hereby secured as due and payable and may forthwith collect all or any part of the total amount hereby guaranteed and may apply the sum so collected upon the Debtor's debts or liabilities as it may consider best.

7.   Accounts

The account settled or stated by or between the Secured Party and the Debtor shall be accepted by the Guarantor as conclusive evidence that the balance or amount thereby appearing due by the Debtor to the Secured Party is so due.

8.   Change in Corporate Status

Any change or changes in the name, objects, capital, control or constitution of the Debtor shall not affect or in any way limit or lessen the liability of the Guarantor hereunder, and, in any such case, the provisions hereof shall be applicable to all transactions occurring and all debts and liabilities incurred as well after as before such change or changes, and this guarantee and postponement of claim shall extend to any person, firm or corporation acquiring or from time to time carrying on the business of the Debtor.

9.   Powers of Debtor

The Secured Party shall not be concerned to see or enquire into the powers of the Debtor or its directors, officers, partners or agents acting or purporting to act on its behalf, and this guarantee and postponement of claim shall apply notwithstanding any irregularity, defect or informality in the powers of the Debtor or its directors, officers, partners or agents acting or purporting to act on its behalf and whether or not the Debtor is a legal or suable entity and whether or not the execution and delivery of any agreement, document or instrument is beyond the powers of the Debtor or its directors, officers, partners or agents.

10.   Payments by Guarantors

Should the Secured Party receive from the Guarantor a payment or payments in full or on account of the liability under this guarantee and postponement of claim, the Guarantor shall not be entitled to claim repayment against the Debtor until the Secured Party's claims against the Debtor have been paid in full; and in case of liquidation, winding up or bankruptcy of the Debtor (whether voluntary or compulsory) or in the event that the Debtor shall make a bulk sale of any of the Debtor's assets within the provisions of any bulk sales act or similar legislation or any composition with creditors or scheme of arrangement, the Secured Party shall have the right to rank for its full claim and receive all dividends or other payments in respect thereof until its claim has been paid in full and the Guarantor shall continue to be liable for any balance which may be owing to the Secured Party by the Debtor. In the event of valuation by the Secured Party of any of its securities and the retention thereof by the Secured Party, such valuation and retention shall not, as between the Secured Party and the Guarantor, be considered as a purchase of such securities, or as payment or satisfaction or reduction of the Debtor's debts or liabilities to the Secured Party, or any part thereof.

11.   Guarantee in Addition to Other Securities

This guarantee and postponement of claim shall be in addition, supplemental and without prejudice to any other guarantees, postponement agreements and/or securities, negotiable or otherwise, which the Secured Party now possesses or hereafter will possess in respect of the liabilities hereby secured or intended so to be secured, and the Secured Party shall be under no obligation to marshal in favour of the Guarantor any guarantees, postponement agreements and/or securities or any of the funds or assets which the Secured Party may be entitled to receive or have a claim upon.

12.   Waiver of Notice, Etc.

The Guarantor hereby expressly waives and dispenses with notice of acceptance of this guarantee and postponement of claim, notices of non-payment and non-performance, notices of amounts of indebtedness of the Debtor outstanding at any time, protests, demands, enforcement of other security, foreclosure and possessor remedies and the Secured Party shall not be bound to exhaust its recourse against the Debtor or any other person before it proceeds against the Guarantor.

13.   Payment

The Guarantor shall make payment to the Secured Party of the amount of any liability of the Guarantor owing hereunder forthwith after demand is made therefor in writing. A demand shall be effectually made when it is addressed to the Guarantor at the last address of the Guarantor known to the Secured Party and is either delivered or posted, prepaid and registered. The liability of the Guarantor shall be limited as set out above and shall bear interest at a rate per annum equal to 12% from the date of such demand to the date of payment. Any demand so sent shall be deemed to be received and served on the third business day following the day on which it is mailed or on the date of delivery, if delivered.

14.   Further Assurances, Etc.

The Guarantor agrees to execute such further assurances and do all such further acts and things as may be reasonably required by the Secured Party from time to time to perfect or to carry out the provisions and intent hereof. The Guarantor hereby irrevocably appoints and constitutes the Secured Party, through any duly authorized officer or employee of the Secured Party, to be the true and lawful attorney of such Guarantor, in the Guarantor's name and on his behalf to execute such assurances and perform such acts and things.

15.   Liquidation, Bankruptcy, Etc.

In the event of the liquidation, winding up or bankruptcy of the Debtor, whether voluntary or compulsory, or in the event that the Debtor shall make any composition with creditors or scheme of arrangement, the liability of the Guarantor to the Secured Party shall not be lessened nor limited in any manner whatsoever.

16.   Assignment

The Secured Party may in its absolute discretion assign its rights hereunder without written notice thereof to the Guarantor.

17.   Death

The death or loss or diminution of capacity of the Guarantor shall not affect or in any way limit or lessen the liability of the Guarantor hereunder.

18.   Termination

The Guarantor may, by notice in writing delivered to the Secured Party at the head office of the Secured Party, terminate its further liability hereunder in respect of any debts or liabilities of the Debtor incurred or arising after the expiration of 30 days from the date of receipt of such notice by the Secured Party. All debts or liabilities of the Debtor incurred or arising whether direct, contingent or otherwise and whether matured or not prior to the expiry of such 30 day period shall continue to be guaranteed by the Guarantor as herein contemplated and the Guarantor shall continue to be liable therefor except as provided for herein. Any termination of further liability by the Guarantor or other guarantors of the debts, liabilities and indebtedness of the Debtor to the Secured Party, shall not affect or prevent the continuance of the liability hereunder of the Guarantor.

19.   Possession of Guarantee

This guarantee and postponement of claim shall be operative and binding upon the Guarantor executing the same notwithstanding the non-execution hereof by any other proposed signatory or signatories, and possession of this instrument by the Secured Party shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement or that it should not be effective until any conditions precedent or subsequent have been complied with.

20.   Severability

Any provision of this instrument which is illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

21.   Receipt

The Guarantor acknowledges receiving a copy of this instrument.

22.   Entire Guarantee

There are no representations, collateral agreements or conditions with respect to this guarantee and postponement of claim or affecting the liability of the Guarantor hereunder other than as contained herein.

23.   Applicable Law

This guarantee and postponement of claim shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

24.   Succession

This guarantee and postponement of claim shall enure to the benefit of the Secured Party and its successors and assigns and shall be binding upon the Guarantor and his respective heirs, executors, administrators and personal legal representatives.

IN WITNESS WHEREOF this guarantee and postponement of claim has been executed under seal and delivered by the Guarantor, as of the __20th___ day of __August___, 2004.

SIGNED, SEALED & DELIVERED             )
in the presence of:                                               )
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                                                                          )        /s/ Michael Fitzgerald
Witness                                                             )        Michael Fitzgerald [Guarantor]
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